                                 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        First Southern Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
               N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

               N/A
--------------------------------------------------------------------------------
(5)  Total fee paid:

               N/A
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
               N/A
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
               N/A
--------------------------------------------------------------------------------
(3)  Filing Party:
               N/A
--------------------------------------------------------------------------------
(4)  Date Filed:
               N/A
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

                                 April 18, 2001





Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of First Southern Bancshares, Inc. The meeting will be held at the main office of First Southern Bank, located at 102 South Court Street, Florence, Alabama, on Wednesday, May 23, 2001, at 10:00 a.m., Central time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Marmann, McCrary & Associates, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Robert C. Redd

                                    Robert C. Redd
                                    President and Chief Executive Officer

                        FIRST SOUTHERN BANCSHARES, INC.
                            102 South Court Street
                            Florence, Alabama 35630
                                (256) 764-7131


                    Notice of Annual Meeting of Stockholders

     On Wednesday, May 23, 2001, First Southern Bancshares, Inc. will hold its annual meeting of stockholders at the main office of First Southern Bank, 102 South Court Street, Florence, Alabama. The meeting will begin at 10:00 a.m., Central time. At the meeting, stockholders will consider and act on the following:

     1.   The election of two directors to serve for a term of three years; and

     2.   Such other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only stockholders of record at the close of business on April 2, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ M. Kaye Townsend

                                     M. Kaye Townsend
                                     Corporate Secretary


Florence, Alabama
April 18, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                        FIRST SOUTHERN BANCSHARES, INC.
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southern Bancshares, Inc. ("First Southern" or the "Company") to be used at the Annual Meeting of Stockholders of the Company. The annual meeting will be held at the main office of First Southern Bank (the "Bank"), 102 South Court Street, Florence, Alabama on Wednesday, May 23, 2001, at 10:00 a.m., Central time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 18, 2001.

                          Voting and Proxy Procedure

                          Who Can Vote at the Meeting

     You are entitled to vote your shares of First Southern common stock only if the records of the Company show that you held your shares as of the close of business on April 2, 2001. As of the close of business on that date, a total of 1,259,011 shares of First Southern common stock were outstanding. Each share of common stock has one vote. However, in accordance with the terms of the Company's Certificate of Incorporation, record holders of the Company's common stock that is beneficially owned, directly or indirectly, by a person beneficially owning in excess of 10% of the Company's outstanding shares will not have any voting rights with respect to the shares held in excess of the 10% limit.

                             Attending the Meeting

     If you are a beneficial owner of First Southern common stock held "in street name" by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

                                 Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

                                Voting by Proxy

     This proxy statement is being sent to you by the Board of Directors of First Southern for the purpose of requesting that you allow your shares of First Southern common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Southern common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote "FOR" the nominees for director.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Southern common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not automatically constitute revocation of your proxy.

     If your First Southern common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

                        Participants in the Bank's ESOP

     If you participate in the First Southern Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions is May 16, 2001.

                                Stock Ownership

     The following table provides information, as of April 2, 2001, about the persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                             Percent of
                                           Number of         Common Stock
       Name and Address                   Shares Owned       Outstanding
     ---------------------              -----------------  ---------------

     First Southern Bank                 144,950(1)(2)           11.5%
     Employee Stock Ownership Plan
     102 South Court Street
     Florence, Alabama 35630

     H. M. Bobo                           75,000(3)               5.9
     P.O. Box 1003
     Florence, Alabama 35631

     Thomas N. Ward                       66,021(4)               5.2
     704 Saddlebrook Street
     Killen, Alabama 35645

     -----------------------------
     (1) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001.
     (2) Under the terms of the ESOP, the ESOP trustees will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to their fiduciary responsibility, the trustees will vote allocated shares for which no timely voting instructions are received in the same proportion as shares for which they have received voting instructions from participants. As of April 2, 2001, all shares held by the ESOP had been allocated to ESOP participants.
     (3)  Based on the Company's stock transfer records.
     (4) Includes 25 shares owned jointly by Mr. Ward's spouse and son, 25 shares owned jointly by Mr. Ward's spouse and daughter, 16,399 shares that may be acquired through the exercise of stock options, 13,733 shares held in the ESOP on Mr. Ward's behalf, and 2,766 shares held in Mr. Ward's 401(k) account.

     The following table provides information, as of April 2, 2001, about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director of the Company and by all directors and executive officers of the Company. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                                                   Number of Shares
                                              Number of          That May Be Acquired    Percent of
                                             Shares Owned         Within 60 Days By      Common Stock
Name                                     (excluding options)      Exercising Options   Outstanding (5)
------                                   -------------------     --------------------  ---------------
Robert C. Redd........................       5,999                       -0-                   *
James E. Bishop.......................      50,913(1)                 10,249                 4.8
Milka S. Duke.........................      15,061(2)                  9,313                 1.9
J. Acker Rogers.......................      28,460(3)                 10,249                 3.1
S. Greg Beadle........................       6,875(4)                  1,000                   *
Steve McKinney........................       2,000                     1,000                   *

All directors and executive
   officers as a group (6 persons)....     109,308                    31,811                10.9

----------------------------------
*    Less than 1.0%.
(1)  Includes 2,705 shares owned by Mr. Bishop's spouse.
(2)  Includes 1,050 shares owned by Ms. Duke's spouse.
(3)  Includes 1,000 shares owned by Mr. Rogers' spouse.
(4) Includes 1,150 shares owned by Mr. Beadle's spouse and 585 shares are held in a trust for Mr. Beadle's son.
(5) Percentages with respect to each person or group of persons have been calculated based on 1,259,011 shares of First Southern common stock outstanding and entitled to vote as of April 2, 2001, plus the number of shares of the Company's common stock which each person or group of persons has the right to acquire within 60 days of April 2, 2001 by the exercise of stock options.


                       Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of six members. Five directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election to serve for a three-year term, or until their respective successor has been elected and qualified, are Steve McKinney and J. Acker Rogers. Gary A. Gamble, who resigned from the Board in July 2000, and Charles L. Frederick, Jr., who resigned from the Board in January 2001, were the two directors in the class whose terms expire at this annual meeting. The Board adopted resolutions to reduce the size of the Board to eliminate the vacancies created by the resignations of Messrs. Gamble and Frederick. In order to fill the empty class created by the resignations of Messrs. Gamble and Frederick, the Board, in accordance with the Company's Bylaws, has re-assigned and nominated Messrs. McKinney and Rogers for election to the class whose term expires at the annual meeting in 2004. Messrs. McKinney and Rogers were previously elected to the class whose term expires in 2002 and 2003, respectively.

     In accordance with the Board's age limitation policy, Milka S. Duke will retire from the Board immediately after the annual meeting. The Board intends to reduce the size of the Board effective upon her retirement.

     The Board of Directors intends to vote the proxies solicited by it for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of each of the nominees.

     Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, the nominees have held their current occupations for the last five years. The age indicated in each nominee's biography is as of December 31, 2000. The indicated period for service as a director includes service as a director of the Bank.

                        Nominees for Election as Director

     The directors standing for election for a term expiring at the annual meeting in 2004 are:

     J. Acker Rogers, Chairman of the Board, served as Acting President and Acting Chief Executive Officer of the Company and the Bank following the retirement of Charles L. Frederick, Jr. and prior to the election of Robert C. Redd to these positions. Mr. Rogers is the owner and president of a general insurance agency. Age 54. Director since 1991.

     Steve McKinney is the president of a fastener distribution company. Age 45. Director since 1998.

                         Directors Continuing in Office

     The following director has a term expiring at the annual meeting in 2002:

     S. Greg Beadle is the president of an electric supply company. Age 50. Director since 1998.

     The following directors have terms expiring at the annual meeting in 2003:

     James E. Bishop is owner and president of an automobile and truck dealership. Age 52. Director since 1991.

     Milka S. Duke is a retired former executive of the Bank. Age 74. Director since 1987.

     Robert C. Redd was elected President and Chief Executive Officer of the Company and the Bank and appointed to their Boards of Directors in March 2001. Prior to joining First Southern, Mr. Redd had been City President of AmSouth Bank since 1993. He was Vice President and Manager of the Business Banking Department of AmSouth from 1988 until 1993, and served in various management and commercial lending positions at the First National Bank of Florence from 1972 until 1988. Age 54. Director since 2001.

                Meetings and Committees of the Board of Directors

     The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 12 meetings. Except for Ms. Duke who missed two Executive Committee meetings due to illness, no director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

     The Audit Committee consists of Messrs. Beadle (Chairman), Bishop and McKinney. It meets as needed, but no fewer than at least once every six months, and is responsible for reviewing and evaluating the internal controls and accounting procedures and for recommending the annual appointment of the independent auditor. The Audit Committee also meets with the independent auditor to review the results of the annual audit and any related matters. The Audit Committee met five times during the fiscal year ended December 31, 2000.

     The Investment Committee consists of Messrs. Rogers (Chairman), Beadle and Bishop. It meets quarterly, and is responsible for monitoring that the Bank's investment policies are implemented correctly and effectively. In addition, the Investment Committee is responsible for reviewing certain loan applications and requests for loan purchases and participations and other investment matters. The Investment Committee meets as needed, but no fewer than at least once every six months. The Investment Committee met four times during the fiscal year ended December 31, 2000.

     The Executive Committee (formerly referred to as the "Personnel Committee") consists of Ms. Duke (Chairman) and Messrs. Bishop, Rogers, McKinney and Beadle. It meets as needed, but no fewer than at least once every six months, and is responsible for reviewing and recommending annual salary levels for executive officers, including the Chief Executive Officer, to the Board of Directors and for reviewing and establishing personnel policies and procedures. The Personnel Committee met four times during the fiscal year ended December 31, 2000.

     The Nominating Committee, consisting of the entire Board of Directors, considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Nominating Committee met once during the fiscal year ended December 31, 2000.

                             Directors' Compensation

     Directors of the Company receive a quarterly retainer of $550. Directors of the Bank, who also serve as directors of the Company, receive a fee of $750 per month with the exception of the Chairman of the Board who receives a fee of $850 per month. Non-officer directors receive an additional $100 for committee meetings.

                            Executive Compensation

     Summary Compensation Table. The following information is furnished for Messrs. Frederick and Ward. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the year ended December 31, 2000.

                                                          Annual Compensation
                                                      --------------------------
                                                                                    Restricted          All
                                                                                      Stock            Other
Name and Principal Position                      Year     Salary(1)      Bonus       Awards(2)      Compensation
--------------------------------               --------  ----------   -----------  -----------   ----------------
Charles L. Frederick, Jr.(3).................    2000    $143,497      $    -0-          -0-         $14,647(4)
   Former Chairman of the Board,                 1999     141,606        20,917          -0-          15,337
   President and Chief Executive                 1998     139,603         5,000          -0-          21,886
     Officer

Thomas N. Ward(5)............................    2000    $122,257      $    -0-          -0-         $12,940(6)
   Former Executive Vice President               1999     121,617        17,583          -0-          12,998
   and Chief Operating Officer                   1998     119,754         5,000          -0-          18,453

-----------------------------------
(1) Salaries for Messrs. Frederick and Ward include $12,600 and $11,300 in director's fees, and $4,827 and $4,058 for unused sick leave, respectively.
(2) As of December 31, 2000, Messrs. Frederick and Ward had 2,623 and 2,296 shares of unvested restricted stock awards, respectively, that were granted to them under the First Southern Bancshares, Inc. 1996 Management Recognition and Development Plan. The value of the unvested awards was $15,083 and $13,202, respectively, as of December 31, 2000.
(3) Mr. Frederick resigned as President and Chief Executive Officer and a director of both the Company and the Bank effective January 31, 2001.
(4) Consists of employer contributions to 401(k) plan ($6,275) and an ESOP allocation ($8,372).
(5) Mr. Ward resigned as Executive Vice President and Chief Operating Officer and a director of both the Company and the Bank effective April 4, 2001.
(6) Consists of employer contributions to 401(k) plan ($5,275) and an ESOP allocation ($7,665).

     Option Exercise/Value Table. The following information is provided for Messrs. Frederick and Ward for the fiscal year ended December 31, 2000.


                                                                Number of Securities        Value of Unexercised
                                                               Underlying Unexercised      In-the-Money Options at
                                                                 Options at Fiscal                 Fiscal
                                                                      Year-End                  Year-End (1)
                                     Acquired      Value     -------------------------------------------------------
           Name                     on Exercise   Realized    Exercisable  Unexercisable  Exercisable  Unexercisable
----------------------------------  ------------ -----------  -----------  -------------  -----------  -------------
Charles L. Frederick, Jr..........     $ -0-      $ -0-          15,149       4,100          $-0-         $-0-
Thomas N. Ward....................       -0-        -0-          16,399       4,100           -0-          -0-

-------------------------------
(1) All options have an exercise price of $11.75 per share. The market value of First Southern common stock on December 29, 2000 (the last trading day of 2000) was $5.75 per share. The options are considered "in-the-money" only if the exercise price is less than the market price.

     Termination Agreement. Effective January 31, 2001, Charles L. Frederick, Jr. resigned as President and Chief Executive Officer of both the Company and the Bank, in addition to resigning as a director of both entities. In accordance with a written agreement the Company and the Bank have agreed to provide Mr. Frederick with the following severance payments: (1) $62,750 in cash, payable over a 12-month period in equal monthly installments beginning February 1, 2001; (2) $30,894 in cash, payable monthly over twelve months beginning February 1, 2001, for the value of his vacation and sick leave accumulated through January 31, 2001; (3) unencumbered title to his former company automobile (estimated value of $27,150); (4) safety deposit box services at the Bank, at no cost, for five years beginning February 1, 2001 (estimated value of $175); (5) the 2,623 shares of Company common stock under the Company's Management Recognition and Development Plan that he would have vested in during April 2001, to be paid in April 2001 (estimated value of $15,083 based on the Company's closing share price of $5.75 per share on December 29, 2000); (6) his full deferred compensation benefit in accordance with the Company's Deferred Compensation Plan, payable in February 2002 (estimated value of $44,765); and (7) $3,000 in cash, payable over a 12-month period in equal monthly installments beginning February 1, 2001, representing reimbursement of his cafeteria plan account. In exchange for the foregoing, Mr. Frederick waived any and all rights to which he was otherwise entitled under his employment agreement with the Company and the Bank, which was terminated upon his resignation.

            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the fiscal year ended December 31, 2000, all individuals other than Messrs. Frederick and Ward complied with their reporting obligations in a timely manner. Messrs. Frederick and Ward each inadvertently excluded from his reports the number of shares held in his ESOP account, and Mr. Ward also inadvertently excluded from his reports the number of shares held in his 401(k) account. Messrs. Frederick and Ward have each filed reports in April 2001 reporting these exclusions.

                          Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under programs generally available to all employees, and the Bank has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans extended by the Bank to its executive officers and directors was approximately $3.6 million at December 31, 2000.

     J. Acker Rogers, Chairman of the Board of both the Company and the Bank, is part owner of the insurance firm of Rogers, Carlton & Associates, Inc., from which the Bank has purchased insurance for the past several years. Rogers, Carlton & Associates, Inc. received approximately $94,000 from the Bank during the fiscal year ended December 31, 2000.

                              Independent Auditors

     Marmann, McCrary & Associates, P.C. served as the Company's independent auditors for the 2000 fiscal year. A representative of Marmann, McCrary & Associates, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

                          Report of the Audit Committee

     The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of First Southern's independent auditors, accounting functions and internal controls. The Audit Committee is composed of three directors, all of whom are independent under the Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditor's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in First Southern's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

         Members of the Audit Committee:

                            S. Greg Beadle (Chairman)
                                 James E. Bishop
                                 Steve McKinney

                                  Audit Fees

     The Company paid aggregate fees of approximately $84,000 to Marmann, McCrary & Associates, P.C. for the annual audit and for the review of First Southern's Forms 10-QSB for the fiscal year 2000.

                                All Other Fees

     The Company paid aggregate fees of approximately $45,000 to Marmann, McCrary & Associates, P.C. for all other non-audit services, including fees for tax-related services, during fiscal year 2000. The Audit Committee of the Board of Directors has considered whether the provision of these non-audit services by Marmann, McCrary & Associates, P.C. is compatible with maintaining the firm's independence.

                                 Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Southern common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on April 2, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the close of business on April 2, 2001 upon written request to M. Kaye Townsend, Corporate Secretary, First Southern Bancshares, Inc., Florence, Alabama 35630.

                      Stockholder Proposals and Nominations

     Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than December 20, 2001. If next year's annual meeting is held on a date more than 30 calendar days from May 23, 2002, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Certificate of Incorporation may be obtained from the Company.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ M. Kaye Townsend

                                            M. Kaye Townsend
                                            Corporate Secretary


Florence, Alabama
April 18, 2001

                                                                      Appendix A

                         FIRST SOUTHERN BANCSHARES, INC.
                            CHARTER - AUDIT COMMITTEE

                                Mission Statement

     The committee's role is to assist the board of directors in overseeing all material aspects of First Southern Bancshares, Inc.'s (the "Company") financial reporting, internal control and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The committee's role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  Organization

     Committee Composition. The committee shall consist of at least three board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

     Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     External Resources. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

      . The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel and the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

      . The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

      . The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

      . The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the external auditors for the upcoming fiscal year.

Review of the Internal Audit

      . If the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

      . The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

      . The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

      . The internal audit function shall be responsible to the board of directors through the committee.

Review of the External Audit

      . The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

      . The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

      . The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

      . The committee shall review annually the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditors.

      . The committee shall review any important recommendations from the external auditors on financial reporting, controls or other matters, as well as management's response.

      . If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Reporting to Stockholders

      . The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

      . The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

      . The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

      . The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management;
            (ii) has discussed with the independent auditors the matters set forth in Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

      . The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

Regulatory Examinations

      . The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

      . The committee shall review, discuss and assess its own performance as well as the committee's role and responsibilities, seeking input from senior management, the full board and others.

      . The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the Company's business, results of operation and financial statements.

     While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations. This is the responsibility of management.

                                REVOCABLE PROXY


                         FIRST SOUTHERN BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 23, 2001


     The undersigned hereby appoints the official proxy committee of the Board of Directors, consisting of S. Greg Beadle and James E. Bishop, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Southern Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held at the main office of First Southern Bank located at 102 South Court Street, Florence, Alabama, on Wednesday, May 23, 2001, at 10:00 a.m., Central time, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying proxy statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.


     1. The election as director of the nominees listed (except as marked to the contrary below).

                                 Steve McKinney
                                 J. Acker Rogers

                                                              FOR ALL
              FOR                VOTE WITHHELD                 EXCEPT
              ---                -------------                 ------

              [ ]                     [ ]                         [ ]

INSTRUCTION: To withhold your vote for the nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

     2. In their discretion, such other matters that may properly come before the annual meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

                This Proxy Is Solicited by the Board of Directors

     This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposal listed. If any other business is presented at the meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.

     The under-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated for the Annual Meeting and the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:                    , 2001
                                                --------------------


                                          --------------------------------
                                          STOCKHOLDER SIGNATURE



                                          --------------------------------
                                          CO-HOLDER (IF ANY) SIGNATURE

                                       2